Exhibit 99.2

Investor Supplement
Fourth Quarter 2014
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 27.

Kemper Corporation
Investor Supplement
Fourth Quarter 2014

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
For Period Ended
Earned Premiums	$451.5	$462.8	$470.3	$477.6	$495.6	$507.5	$512.8	$509.9	$1,862.2	$2,025.8
Net Investment Income	93.1	72.3	72.6	71.1	76.9	82.4	74.6	80.8	309.1	314.7
Net Investment Gains (Losses) and Other Income	15.1	4.7	(0.4)	5.9	13.5	45.8	1.5	25.2	25.3	86.0
Total Revenues	$559.7	$539.8	$542.5	$554.6	$586.0	$635.7	$588.9	$615.9	$2,196.6	$2,426.5

Consolidated Net Operating Income [1]	$53.9	$2.1	$9.6	$31.5	$46.3	$38.9	$31.7	$42.3	$97.1	$159.2
Income from Continuing Operations	$63.3	$4.8	$9.3	$35.2	$54.8	$68.6	$32.5	$58.6	$112.6	$214.5
Net Income	$65.4	$4.7	$9.3	$35.1	$55.2	$70.1	$34.0	$58.4	$114.5	$217.7

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income [1]	$1.02	$0.04	$0.18	$0.56	$0.83	$0.69	$0.55	$0.72	$1.79	$2.79
Income from Continuing Operations	$1.20	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$2.08	$3.75
Net Income	$1.24	$0.09	$0.17	$0.63	$0.99	$1.24	$0.59	$1.00	$2.12	$3.81
Diluted:
Consolidated Net Operating Income [1]	$1.02	$0.04	$0.18	$0.56	$0.83	$0.69	$0.55	$0.72	$1.79	$2.78
Income from Continuing Operations	$1.20	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$2.08	$3.74
Net Income	$1.24	$0.09	$0.17	$0.63	$0.99	$1.23	$0.59	$1.00	$2.12	$3.80

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96

At Period End
Total Assets	$7,833.4	$7,905.3	$7,969.8	$7,944.2	$7,656.4	$7,745.9	$7,820.8	$8,056.2
Insurance Reserves	$4,007.6	$4,041.7	$4,064.2	$4,067.3	$4,061.0	$4,086.1	$4,108.6	$4,117.1
Debt	$752.1	$751.9	$751.7	$751.4	$606.9	$606.7	$611.9	$611.6
Shareholders’ Equity	$2,090.7	$2,104.5	$2,138.6	$2,144.7	$2,051.5	$2,009.1	$2,005.0	$2,172.4
Shareholders’ Equity Excluding Goodwill	$1,778.9	$1,792.7	$1,826.8	$1,832.9	$1,739.7	$1,697.3	$1,693.2	$1,860.6
Common Shares Issued and Outstanding (In Millions)	52.418	52.666	53.497	55.408	55.653	56.025	57.061	58.322
Book Value Per Share[2]	$39.88	$39.96	$39.98	$38.71	$36.86	$35.86	$35.14	$37.25
Book Value Per Share Excluding Goodwill[1,2]	$33.94	$34.04	$34.15	$33.08	$31.26	$30.30	$29.67	$31.90
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$34.50	$35.31	$35.32	$35.13	$34.49	$32.93	$31.91	$31.55
Debt to Total Capitalization[2]	26.5%	26.3%	26.0%	25.9%	22.8%	23.2%	23.4%	22.0%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	5.4%	5.0%	8.2%	9.4%	10.5%	7.8%	7.0%	5.5%

[1] Non-GAAP Measure. See page 27 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Revenues:
Earned Premiums	$451.5	$462.8	$470.3	$477.6	$495.6	$507.5	$512.8	$509.9	$1,862.2	$2,025.8
Net Investment Income	93.1	72.3	72.6	71.1	76.9	82.4	74.6	80.8	309.1	314.7
Other Income	0.6	0.5	0.2	0.1	0.3	0.1	0.2	0.2	1.4	0.8
Net Realized Gains on Sales of Investments	21.0	8.0	3.5	6.6	20.8	49.1	2.3	26.9	39.1	99.1
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(6.5)	(3.8)	(4.1)	(0.8)	(7.6)	(3.5)	(2.3)	(2.4)	(15.2)	(15.8)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	—	—	0.1	1.3	0.5	—	1.9
Net Impairment Losses Recognized in Earnings	(6.5)	(3.8)	(4.1)	(0.8)	(7.6)	(3.4)	(1.0)	(1.9)	(15.2)	(13.9)
Total Revenues	559.7	539.8	542.5	554.6	586.0	635.7	588.9	615.9	2,196.6	2,426.5
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	285.8	300.5	347.5	327.9	315.5	338.3	354.2	349.2	1,261.7	1,357.2
Insurance Expenses	156.4	158.6	161.3	152.1	162.9	170.1	163.1	158.3	628.4	654.4
Write-off of Long-lived Asset	—	54.6	—	—	—	—	—	—	54.6	—
Interest and Other Expenses	24.4	22.1	22.5	22.7	26.2	25.3	25.2	23.8	91.7	100.5
Total Expenses	466.6	535.8	531.3	502.7	504.6	533.7	542.5	531.3	2,036.4	2,112.1
Income from Continuing Operations before Income Taxes	93.1	4.0	11.2	51.9	81.4	102.0	46.4	84.6	160.2	314.4
Income Tax Benefit (Expense)	(29.8)	0.8	(1.9)	(16.7)	(26.6)	(33.4)	(13.9)	(26.0)	(47.6)	(99.9)
Income from Continuing Operations	63.3	4.8	9.3	35.2	54.8	68.6	32.5	58.6	112.6	214.5
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	3.4	(0.2)	—	(0.2)	0.6	2.2	2.5	(0.4)	3.0	4.9
Income Tax Benefit (Expense)	(1.3)	0.1	—	0.1	(0.2)	(0.7)	(1.0)	0.2	(1.1)	(1.7)
Income (Loss) from Discontinued Operations	2.1	(0.1)	—	(0.1)	0.4	1.5	1.5	(0.2)	1.9	3.2
Net Income	$65.4	$4.7	$9.3	$35.1	$55.2	$70.1	$34.0	$58.4	$114.5	$217.7
Income from Continuing Operations Per Unrestricted Share:
Basic	$1.20	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$2.08	$3.75
Diluted	$1.20	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$2.08	$3.74
Net Income Per Unrestricted Share:
Basic	$1.24	$0.09	$0.17	$0.63	$0.99	$1.24	$0.59	$1.00	$2.12	$3.81
Diluted	$1.24	$0.09	$0.17	$0.63	$0.99	$1.23	$0.59	$1.00	$2.12	$3.80
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	52.465	52.605	54.667	55.313	55.412	56.366	57.519	58.131	53.763	56.857

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Assets:
Investments:
Fixed Maturities at Fair Value	$4,777.6	$4,697.2	$4,680.0	$4,619.5	$4,575.0	$4,645.0	$4,701.1	$4,856.5
Equity Securities at Fair Value	632.2	661.4	646.2	648.3	598.5	567.4	545.0	554.1
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	184.8	222.8	227.1	239.0	245.1	231.4	241.7	248.1
Fair Value Option Investments	53.3	50.6	40.3	—	—	—	—	—
Short-term Investments at Cost which Approximates Fair Value	342.2	316.2	480.1	506.9	284.7	286.8	239.3	362.8
Other Investments	449.6	450.5	448.3	448.2	448.0	446.2	496.0	494.8
Total Investments	6,439.7	6,398.7	6,522.0	6,461.9	6,151.3	6,176.8	6,223.1	6,516.3
Cash	76.1	93.1	61.8	65.0	66.5	76.1	69.5	97.5
Receivables from Policyholders	295.3	314.4	313.5	319.5	331.6	354.2	357.5	363.2
Other Receivables	187.0	247.5	190.5	225.5	193.1	203.9	206.2	202.7
Deferred Policy Acquisition Costs	303.3	306.7	304.8	301.8	302.9	308.5	308.4	304.5
Goodwill	311.8	311.8	311.8	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	—	4.3	10.1	—	31.8	61.6	85.7	—
Other Assets	220.2	228.8	255.3	258.7	267.4	253.0	258.6	260.2
Total Assets	$7,833.4	$7,905.3	$7,969.8	$7,944.2	$7,656.4	$7,745.9	$7,820.8	$8,056.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,273.7	$3,260.8	$3,249.0	$3,237.7	$3,217.5	$3,201.5	$3,189.6	$3,174.8
Property and Casualty	733.9	780.9	815.2	829.6	843.5	884.6	919.0	942.3
Total Insurance Reserves	4,007.6	4,041.7	4,064.2	4,067.3	4,061.0	4,086.1	4,108.6	4,117.1
Unearned Premiums	536.9	568.2	571.8	582.5	598.9	635.3	640.3	646.8
Liabilities for Income Taxes	36.5	48.7	53.4	30.6	8.3	6.6	6.5	25.8
Debt at Amortized Cost	752.1	751.9	751.7	751.4	606.9	606.7	611.9	611.6
Accrued Expenses and Other Liabilities	409.6	390.3	390.1	367.7	329.8	402.1	448.5	482.5
Total Liabilities	5,742.7	5,800.8	5,831.2	5,799.5	5,604.9	5,736.8	5,815.8	5,883.8
Shareholders’ Equity:
Common Stock	5.2	5.3	5.3	5.5	5.6	5.6	5.7	5.8
Paid-in Capital	660.1	662.2	671.3	693.5	694.8	698.0	709.1	722.5
Retained Earnings	1,202.7	1,155.6	1,183.4	1,231.5	1,215.8	1,184.4	1,151.7	1,158.0
Accumulated Other Comprehensive Income	222.7	281.4	278.6	214.2	135.3	121.1	138.5	286.1
Total Shareholders’ Equity	2,090.7	2,104.5	2,138.6	2,144.7	2,051.5	2,009.1	2,005.0	2,172.4
Total Liabilities and Shareholders’ Equity	$7,833.4	$7,905.3	$7,969.8	$7,944.2	$7,656.4	$7,745.9	$7,820.8	$8,056.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2014	Dec 31, 2013	Dec 31, 2012
Operating Activities:
Net Income	$114.5	$217.7	$103.4
Adjustments to Reconcile Net Income to Net Cash Provided (Used) by Operating Activities:
Decrease (Increase) in Deferred Policy Acquisition Costs	(0.4)	0.5	(9.4)
Amortization of Life Insurance in Force Acquired and Customer Relationships Acquired	7.2	8.3	8.0
Equity in Earnings of Equity Method Limited Liability Investments	(9.0)	(26.4)	(9.3)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	21.7	15.4	15.4
Decrease in Value of Fair Value Option Investments	0.7	—	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	15.4	16.2	15.2
Net Realized Gains on Sales of Investments	(39.1)	(99.1)	(65.4)
Net Impairment Losses Recognized in Earnings	15.2	13.9	6.9
Net Gain on Sale of Portfolio of Automobile Loan Receivables	—	—	(12.9)
Benefit for Loan Losses	—	—	(2.0)
Depreciation of Property and Equipment	16.0	17.4	15.3
Write-off of Long-lived Asset	54.6	—	—
Decrease in Receivables	46.2	43.5	13.9
Decrease in Insurance Reserves	(54.7)	(72.5)	(1.1)
Decrease in Unearned Premiums	(62.0)	(52.0)	(15.2)
Change in Income Taxes	11.2	57.9	(14.9)
Decrease in Accrued Expenses and Other Liabilities	(20.3)	(54.8)	(15.6)
Other, Net	16.4	36.1	33.4
Net Cash Provided by Operating Activities (Carryforward to page 7)	133.6	122.1	65.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2014	Dec 31, 2013	Dec 31, 2012
Net Cash Provided by Operating Activities (Carryforward from page 6)	133.6	122.1	65.7
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	573.7	664.4	914.4
Purchases of Fixed Maturities	(553.0)	(744.5)	(872.6)
Sales of Equity Securities	245.3	182.1	70.8
Purchases of Equity Securities	(235.2)	(213.4)	(137.7)
Sales of and Return of Investment of Equity Method Limited Liability Investments	55.2	31.3	56.0
Acquisitions of Equity Method Limited Liability Investments	(21.4)	(20.5)	(31.0)
Sales of Fair Value Option Investments	6.9	—	—
Purchases of Fair Value Option Investments	(60.9)	—	—
Decrease (Increase) in Short-term Investments	(63.9)	41.8	(80.0)
Acquisition and Improvements of Investment Real Estate	(2.1)	(5.4)	(5.5)
Sales of Investment Real Estate	0.9	102.7	6.0
Increase in Other Investments	(8.0)	(9.1)	(12.4)
Purchase of Corporate-owned Life Insurance	(33.5)	—	—
Acquisition of Software	(11.3)	(15.2)	(26.5)
Disposition of Business, Net of Cash Disposed	8.9	3.8	—
Net Proceeds from Sale of Portfolio of Automobile Loan Receivables	—	—	16.7
Receipts from Automobile Loan Receivables	—	—	2.0
Other, Net	(5.9)	(13.2)	(6.4)
Net Cash Provided (Used) by Investing Activities	(104.3)	4.8	(106.2)
Financing Activities:
Net Proceeds from Issuance of Subordinated Debentures	144.0	—	—
Repayments of Debt	—	(5.5)	—
Common Stock Repurchases	(114.0)	(100.4)	(60.7)
Dividends and Dividend Equivalents Paid	(51.8)	(54.9)	(56.9)
Cash Exercise of Stock Options	0.5	1.7	1.3
Other, Net	1.6	2.4	1.9
Net Cash Used by Financing Activities	(19.7)	(156.7)	(114.4)
Increase (Decrease) in Cash	9.6	(29.8)	(154.9)
Cash, Beginning of Year	66.5	96.3	251.2
Cash, End of Period	$76.1	$66.5	$96.3

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Book Value Per Share
Numerator
Shareholders’ Equity	$2,090.7	$2,104.5	$2,138.6	$2,144.7	$2,051.5	$2,009.1	$2,005.0	$2,172.4
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,778.9	$1,792.7	$1,826.8	$1,832.9	$1,739.7	$1,697.3	$1,693.2	$1,860.6
Shareholders’ Equity	$2,090.7	$2,104.5	$2,138.6	$2,144.7	$2,051.5	$2,009.1	$2,005.0	$2,172.4
Less: Net Unrealized Gains on Fixed Maturities	(282.2)	(244.9)	(249.0)	(198.3)	(132.2)	(164.0)	(184.2)	(332.4)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,808.5	$1,859.6	$1,889.6	$1,946.4	$1,919.3	$1,845.1	$1,820.8	$1,840.0
Denominator
Common Shares Issued and Outstanding	52.418	52.666	53.497	55.408	55.653	56.025	57.061	58.322
Book Value Per Share	$39.88	$39.96	$39.98	$38.71	$36.86	$35.86	$35.14	$37.25
Book Value Per Share Excluding Goodwill	$33.94	$34.04	$34.15	$33.08	$31.26	$30.30	$29.67	$31.90
Book Value Per Share Excluding Unrealized on Fixed Maturities	$34.50	$35.31	$35.32	$35.13	$34.49	$32.93	$31.91	$31.55

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$114.5	$104.3	$169.7	$194.4	$217.7	$164.4	$149.9	$118.2
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,106.0	$2,089.7	$2,069.8	$2,076.5	$2,079.9	$2,110.5	$2,138.5	$2,163.8
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	5.4%	5.0%	8.2%	9.4%	10.5%	7.8%	7.0%	5.5%

Debt and Total Capitalization
Debt	$752.1	$751.9	$751.7	$751.4	$606.9	$606.7	$611.9	$611.6
Shareholders’ Equity	2,090.7	2,104.5	2,138.6	2,144.7	2,051.5	2,009.1	2,005.0	2,172.4
Total Capitalization	$2,842.8	$2,856.4	$2,890.3	$2,896.1	$2,658.4	$2,615.8	$2,616.9	$2,784.0
Ratio of Debt to Shareholders’ Equity	36.0%	35.7%	35.1%	35.0%	29.6%	30.2%	30.5%	28.2%
Ratio of Debt to Total Capitalization	26.5%	26.3%	26.0%	25.9%	22.8%	23.2%	23.4%	22.0%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$330.3	$302.4	$302.7	$255.9	$156.7	$152.6	$124.3	$187.4
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0	325.0	325.0	325.0
Parent Company Liquidity	$555.3	$527.4	$527.7	$480.9	$381.7	$477.6	$449.3	$512.4

Capital Returned to Shareholders
Common Stock Repurchased	$9.0	$29.9	$68.3	$8.3	$15.2	$36.3	$42.4	$6.5
Cash Dividends Paid	12.6	12.6	13.3	13.3	13.4	13.6	13.9	14.0
Total Capital Returned to Shareholders	$21.6	$42.5	$81.6	$21.6	$28.6	$49.9	$56.3	$20.5

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Notes Payable under Revolving Credit Agreements	$—	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due November 30, 2015	249.5	249.4	249.3	249.2	249.0	248.9	248.8	248.7
6.00% Senior Notes due May 15, 2017	358.5	358.3	358.2	358.0	357.9	357.8	357.6	357.4
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.1	144.2	144.2	144.2	—	—	—	—
Mortgage Note Payable at Amortized Cost	—	—	—	—	—	—	5.5	5.5
Debt Outstanding	$752.1	$751.9	$751.7	$751.4	$606.9	$606.7	$611.9	$611.6

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$198.0	$205.1	$212.0	$216.3	$229.7	$239.1	$244.6	$245.7	$831.4	$959.1
Homeowners	75.8	77.9	79.0	79.7	81.4	82.3	82.1	80.4	312.4	326.2
Other Personal	12.2	12.6	12.9	13.2	13.5	13.8	14.1	13.9	50.9	55.3
Total Personal	286.0	295.6	303.9	309.2	324.6	335.2	340.8	340.0	1,194.7	1,340.6
Commercial Automobile	14.0	14.1	13.6	13.1	13.6	13.5	13.1	12.1	54.8	52.3
Total Earned Premiums	300.0	309.7	317.5	322.3	338.2	348.7	353.9	352.1	1,249.5	1,392.9
Net Investment Income	17.1	18.5	19.5	17.6	23.0	21.3	21.5	25.1	72.7	90.9
Other Income	0.1	0.1	0.2	0.1	0.1	0.1	0.1	0.2	0.5	0.5
Total Property & Casualty Insurance	317.2	328.3	337.2	340.0	361.3	370.1	375.5	377.4	1,322.7	1,484.3
Life & Health Insurance:
Earned Premiums:
Life	96.0	96.8	97.2	97.6	97.8	98.4	98.6	97.9	387.6	392.7
Accident and Health	36.5	37.1	36.2	38.8	40.2	40.7	40.3	40.2	148.6	161.4
Property	19.0	19.2	19.4	18.9	19.4	19.7	20.0	19.7	76.5	78.8
Total Earned Premiums	151.5	153.1	152.8	155.3	157.4	158.8	158.9	157.8	612.7	632.9
Net Investment Income	71.3	49.2	48.0	50.2	50.6	56.5	49.8	53.0	218.7	209.9
Other Income	0.5	0.4	—	—	0.1	—	0.1	—	0.9	0.2
Total Life & Health Insurance	223.3	202.7	200.8	205.5	208.1	215.3	208.8	210.8	832.3	843.0
Total Segment Revenues	540.5	531.0	538.0	545.5	569.4	585.4	584.3	588.2	2,155.0	2,327.3
Net Realized Gains on Sales of Investments	21.0	8.0	3.5	6.6	20.8	49.1	2.3	26.9	39.1	99.1
Net Impairment Losses Recognized in Earnings	(6.5)	(3.8)	(4.1)	(0.8)	(7.6)	(3.4)	(1.0)	(1.9)	(15.2)	(13.9)
Other	4.7	4.6	5.1	3.3	3.4	4.6	3.3	2.7	17.7	14.0
Total Revenues	$559.7	$539.8	$542.5	$554.6	$586.0	$635.7	$588.9	$615.9	$2,196.6	$2,426.5

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Segment Operating Profit (Loss):
Property & Casualty Insurance	$36.0	$(23.9)	$(4.3)	$19.3	$41.6	$32.2	$25.6	$40.2	$27.1	$139.6
Life & Health Insurance	51.2	31.4	24.7	34.6	38.6	35.2	31.2	31.9	141.9	136.9
Total Segment Operating Profit	87.2	7.5	20.4	53.9	80.2	67.4	56.8	72.1	169.0	276.5
Corporate and Other Operating Loss	(8.6)	(7.7)	(8.6)	(7.8)	(12.0)	(11.1)	(11.7)	(12.5)	(32.7)	(47.3)
Total Operating Profit (Loss)	78.6	(0.2)	11.8	46.1	68.2	56.3	45.1	59.6	136.3	229.2
Net Realized Gains on Sales of Investments	21.0	8.0	3.5	6.6	20.8	49.1	2.3	26.9	39.1	99.1
Net Impairment Losses Recognized in Earnings	(6.5)	(3.8)	(4.1)	(0.8)	(7.6)	(3.4)	(1.0)	(1.9)	(15.2)	(13.9)
Income from Continuing Operations before Income Taxes	$93.1	$4.0	$11.2	$51.9	$81.4	$102.0	$46.4	$84.6	$160.2	$314.4
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$25.3	$(13.6)	$(1.2)	$14.4	$29.1	$23.4	$19.1	$29.0	$24.9	$100.6
Life & Health Insurance	33.5	20.3	15.9	22.1	24.9	22.9	20.3	21.2	91.8	89.3
Total Segment Net Operating Income	58.8	6.7	14.7	36.5	54.0	46.3	39.4	50.2	116.7	189.9
Corporate and Other Net Operating Loss	(4.9)	(4.6)	(5.1)	(5.0)	(7.7)	(7.4)	(7.7)	(7.9)	(19.6)	(30.7)
Consolidated Operating Income	53.9	2.1	9.6	31.5	46.3	38.9	31.7	42.3	97.1	159.2
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	13.6	5.2	2.4	4.2	13.5	31.9	1.5	17.5	25.4	64.4
Net Impairment Losses Recognized in Earnings	(4.2)	(2.5)	(2.7)	(0.5)	(5.0)	(2.2)	(0.7)	(1.2)	(9.9)	(9.1)
Income from Continuing Operations	$63.3	$4.8	$9.3	$35.2	$54.8	$68.6	$32.5	$58.6	$112.6	$214.5

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Earned Premiums by Product:
Personal Automobile	$198.0	$205.1	$212.0	$216.3	$229.7	$239.1	$244.6	$245.7	$831.4	$959.1
Homeowners	75.8	77.9	79.0	79.7	81.4	82.3	82.1	80.4	312.4	326.2
Other Personal Property and Casualty Insurance	31.2	31.8	32.3	32.1	32.9	33.5	34.1	33.6	127.4	134.1
Commercial Automobile	14.0	14.1	13.6	13.1	13.6	13.5	13.1	12.1	54.8	52.3
Life	96.0	96.8	97.2	97.6	97.8	98.4	98.6	97.9	387.6	392.7
Accident and Health	36.5	37.1	36.2	38.8	40.2	40.7	40.3	40.2	148.6	161.4
Total Earned Premiums	$451.5	$462.8	$470.3	$477.6	$495.6	$507.5	$512.8	$509.9	$1,862.2	$2,025.8
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$(0.5)	$4.3	$2.1	$2.5	$5.0	$3.4	$2.3	$5.8	$8.4	$16.5
All Other Net Investment Income	17.6	14.2	17.4	15.1	18.0	17.9	19.2	19.3	64.3	74.4
Net Investment Income	17.1	18.5	19.5	17.6	23.0	21.3	21.5	25.1	72.7	90.9
Life & Health Insurance:
Equity Method Limited Liability Investments	(0.1)	0.1	(1.1)	0.7	1.2	3.8	1.1	2.3	(0.4)	8.4
All Other Net Investment Income	71.4	49.1	49.1	49.5	49.4	52.7	48.7	50.7	219.1	201.5
Net Investment Income	71.3	49.2	48.0	50.2	50.6	56.5	49.8	53.0	218.7	209.9
Total Segment Net Investment Income	88.4	67.7	67.5	67.8	73.6	77.8	71.3	78.1	291.4	300.8
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	(0.1)	0.5	0.3	0.3	0.3	0.5	0.2	0.5	1.0	1.5
All Other Net Investment Income	4.8	4.1	4.8	3.0	3.0	4.1	3.1	2.2	16.7	12.4
Unallocated Net Investment Income	4.7	4.6	5.1	3.3	3.3	4.6	3.3	2.7	17.7	13.9
Net Investment Income	$93.1	$72.3	$72.6	$71.1	$76.9	$82.4	$74.6	$80.8	$309.1	$314.7

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Year Ended Dec 31, 2014
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	27	$30.1	17	$2.0	27	$31.1
$5 - $10	3	19.8	—	—	3	20.4
$10 - $15	1	12.8	—	—	1	13.1
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	33.8	—	—	1	33.9
Total	32	$96.5	17	$2.0	32	$98.5

	Year Ended Dec 31, 2013
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	28	$47.1	15	$3.6	27	$44.3
$5 - $10	—	—	—	—	1	6.4
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	28	$47.1	15	$3.6	28	$50.7

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Results of Operations
Net Premiums Written	$269.1	$307.0	$308.7	$304.3	$302.9	$345.0	$348.9	$345.4	$1,189.1	$1,342.2

Earned Premiums	300.0	309.7	317.5	322.3	338.2	348.7	353.9	352.1	1,249.5	1,392.9
Net Investment Income	17.1	18.5	19.5	17.6	23.0	21.3	21.5	25.1	72.7	90.9
Other Income	0.1	0.1	0.2	0.1	0.1	0.1	0.1	0.2	0.5	0.5
Total Revenues	317.2	328.3	337.2	340.0	361.3	370.1	375.5	377.4	1,322.7	1,484.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	198.6	206.8	209.4	230.4	237.7	245.1	246.3	251.1	845.2	980.2
Catastrophe Losses and LAE	4.4	14.2	61.9	16.0	2.1	10.4	25.9	8.7	96.5	47.1
Prior Years:
Non-catastrophe Losses and LAE	(8.1)	(3.3)	(14.5)	(12.7)	(11.1)	(10.2)	(12.2)	(12.0)	(38.6)	(45.5)
Catastrophe Losses and LAE	(0.8)	(7.2)	(5.1)	(2.7)	(4.1)	(1.7)	(5.2)	(1.5)	(15.8)	(12.5)
Total Incurred Losses and LAE	194.1	210.5	251.7	231.0	224.6	243.6	254.8	246.3	887.3	969.3
Insurance Expenses, Excluding Write-off of Long-lived Assets	87.1	87.1	89.8	89.7	95.1	94.3	95.1	90.9	353.7	375.4
Write-off of Long-lived Asset	—	54.6	—	—	—	—	—	—	54.6	—
Operating Profit (Loss)	36.0	(23.9)	(4.3)	19.3	41.6	32.2	25.6	40.2	27.1	139.6
Income Tax Benefit (Expense)	(10.7)	10.3	3.1	(4.9)	(12.5)	(8.8)	(6.5)	(11.2)	(2.2)	(39.0)
Segment Net Operating Income (Loss)	$25.3	$(13.6)	$(1.2)	$14.4	$29.1	$23.4	$19.1	$29.0	$24.9	$100.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	66.2%	66.8%	66.0%	71.4%	70.3%	70.3%	69.6%	71.3%	67.7%	70.4%
Current Year Catastrophe Losses and LAE Ratio	1.5	4.6	19.5	5.0	0.6	3.0	7.3	2.5	7.7	3.4
Prior Years Non-catastrophe Losses and LAE Ratio	(2.7)	(1.1)	(4.6)	(3.9)	(3.3)	(2.9)	(3.4)	(3.4)	(3.1)	(3.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(2.3)	(1.6)	(0.8)	(1.2)	(0.5)	(1.5)	(0.4)	(1.3)	(0.9)
Total Incurred Loss and LAE Ratio	64.7	68.0	79.3	71.7	66.4	69.9	72.0	70.0	71.0	69.6
Insurance Expense Ratio, Excluding Write-off of Long-lived Asset	29.0	28.1	28.3	27.8	28.1	27.0	26.9	25.8	28.3	27.0
Impact on Ratio from Write-off of Long-lived Asset	—	17.6	—	—	—	—	—	—	4.4	—
Combined Ratio	93.7%	113.7%	107.6%	99.5%	94.5%	96.9%	98.9%	95.8%	103.7%	96.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	66.2%	66.8%	66.0%	71.4%	70.3%	70.3%	69.6%	71.3%	67.7%	70.4%
Insurance Expense Ratio, Excluding write-off of Long-lived Asset	29.0	28.1	28.3	27.8	28.1	27.0	26.9	25.8	28.3	27.0
Impact on Ratio from Write-off of Long-lived Asset	—	17.6	—	—	—	—	—	—	4.4	—
Underlying Combined Ratio	95.2%	112.5%	94.3%	99.2%	98.4%	97.3%	96.5%	97.1%	100.4%	97.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	95.2%	112.5%	94.3%	99.2%	98.4%	97.3%	96.5%	97.1%	100.4%	97.4%
Current Year Catastrophe Losses and LAE Ratio	1.5	4.6	19.5	5.0	0.6	3.0	7.3	2.5	7.7	3.4
Prior Years Non-catastrophe Losses and LAE Ratio	(2.7)	(1.1)	(4.6)	(3.9)	(3.3)	(2.9)	(3.4)	(3.4)	(3.1)	(3.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(2.3)	(1.6)	(0.8)	(1.2)	(0.5)	(1.5)	(0.4)	(1.3)	(0.9)
Combined Ratio as Reported	93.7%	113.7%	107.6%	99.5%	94.5%	96.9%	98.9%	95.8%	103.7%	96.6%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Insurance Reserves:
Automobile	$501.4	$524.2	$545.4	$568.9	$595.1	$614.9	$638.4	$649.3
Homeowners	102.4	118.8	128.3	114.4	99.9	118.2	122.6	122.4
Other Personal	47.3	47.5	47.2	47.9	47.6	47.1	46.9	50.3
Insurance Reserves	$651.1	$690.5	$720.9	$731.2	$742.6	$780.2	$807.9	$822.0
Insurance Reserves:
Loss Reserves:
Case	$423.6	$447.6	$460.8	$468.1	$471.2	$491.8	$509.0	$514.7
Incurred but Not Reported	135.8	148.9	162.5	164.2	169.0	180.5	184.6	190.2
Total Loss Reserves	559.4	596.5	623.3	632.3	640.2	672.3	693.6	704.9
LAE Reserves	91.7	94.0	97.6	98.9	102.4	107.9	114.3	117.1
Insurance Reserves	$651.1	$690.5	$720.9	$731.2	$742.6	$780.2	$807.9	$822.0

Kemper Corporation Property & Casualty Insurance Segment Personal Automobile Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Premiums
Net Premiums Written	$179.1	$202.1	$200.1	$207.7	$204.2	$232.9	$233.0	$244.1	$789.0	$914.2

Earned Premiums	$198.0	$205.1	$212.0	$216.3	$229.7	$239.1	$244.6	$245.7	$831.4	$959.1

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$150.0	$149.8	$153.1	$163.1	$189.5	$181.3	$184.0	$186.9	$616.0	$741.7
Catastrophe Losses and LAE	0.4	1.6	9.8	0.9	0.1	0.8	4.2	2.5	12.7	7.6
Prior Years:
Non-catastrophe Losses and LAE	(4.7)	(3.1)	(11.9)	(11.3)	(7.6)	(6.9)	(8.5)	(6.9)	(31.0)	(29.9)
Catastrophe Losses and LAE	—	(0.3)	(0.1)	(0.2)	0.1	(0.1)	(0.3)	0.1	(0.6)	(0.2)
Total Incurred Losses and LAE	$145.7	$148.0	$150.9	$152.5	$182.1	$175.1	$179.4	$182.6	$597.1	$719.2

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.8%	73.0%	72.2%	75.4%	82.6%	75.8%	75.2%	76.1%	74.1%	77.3%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.8	4.6	0.4	—	0.3	1.7	1.0	1.5	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(2.4)	(1.5)	(5.6)	(5.2)	(3.3)	(2.9)	(3.5)	(2.8)	(3.7)	(3.1)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	(0.1)	—	—	(0.1)	—	(0.1)	—
Total Incurred Loss and LAE Ratio	73.6%	72.2%	71.2%	70.5%	79.3%	73.2%	73.3%	74.3%	71.8%	75.0%

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Premiums
Net Premiums Written	$12.3	$13.7	$15.3	$14.3	$12.3	$12.7	$14.4	$14.3	$55.6	$53.7

Earned Premiums	$14.0	$14.1	$13.6	$13.1	$13.6	$13.5	$13.1	$12.1	$54.8	$52.3

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$10.4	$11.5	$11.6	$11.1	$10.6	$10.9	$12.8	$9.4	$44.6	$43.7
Catastrophe Losses and LAE	—	0.1	0.1	—	(0.1)	0.1	0.1	—	0.2	0.1
Prior Years:
Non-catastrophe Losses and LAE	(1.9)	(0.6)	0.4	(0.5)	(1.0)	(2.0)	(0.7)	0.7	(2.6)	(3.0)
Catastrophe Losses and LAE	—	—	—	—	—	—	—	—	—	—
Total Incurred Losses and LAE	$8.5	$11.0	$12.1	$10.6	$9.5	$9.0	$12.2	$10.1	$42.2	$40.8

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.3%	81.6%	85.4%	84.7%	78.0%	80.8%	97.6%	77.7%	81.3%	83.5%
Current Year Catastrophe Losses and LAE Ratio	—	0.7	0.7	—	(0.7)	0.7	0.8	—	0.4	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(13.6)	(4.3)	2.9	(3.8)	(7.4)	(14.8)	(5.3)	5.8	(4.7)	(5.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	60.7%	78.0%	89.0%	80.9%	69.9%	66.7%	93.1%	83.5%	77.0%	78.0%

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Premiums
Net Premiums Written	$191.4	$215.8	$215.4	$222.0	$216.5	$245.6	$247.4	$258.4	$844.6	$967.9

Earned Premiums	$212.0	$219.2	$225.6	$229.4	$243.3	$252.6	$257.7	$257.8	$886.2	$1,011.4

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$160.4	$161.3	$164.7	$174.2	$200.1	$192.2	$196.8	$196.3	$660.6	$785.4
Catastrophe Losses and LAE	0.4	1.7	9.9	0.9	—	0.9	4.3	2.5	12.9	7.7
Prior Years:
Non-catastrophe Losses and LAE	(6.6)	(3.7)	(11.5)	(11.8)	(8.6)	(8.9)	(9.2)	(6.2)	(33.6)	(32.9)
Catastrophe Losses and LAE	—	(0.3)	(0.1)	(0.2)	0.1	(0.1)	(0.3)	0.1	(0.6)	(0.2)
Total Incurred Losses and LAE	$154.2	$159.0	$163.0	$163.1	$191.6	$184.1	$191.6	$192.7	$639.3	$760.0

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.6%	73.5%	73.0%	75.9%	82.3%	76.0%	76.4%	76.1%	74.5%	77.6%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.8	4.4	0.4	—	0.4	1.7	1.0	1.5	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(3.1)	(1.7)	(5.1)	(5.1)	(3.5)	(3.5)	(3.6)	(2.4)	(3.8)	(3.3)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	(0.1)	—	—	(0.1)	—	(0.1)	—
Total Incurred Loss and LAE Ratio	72.7%	72.5%	72.3%	71.1%	78.8%	72.9%	74.4%	74.7%	72.1%	75.1%

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Premiums
Net Premiums Written	$66.5	$78.6	$80.5	$70.9	$74.2	$85.4	$87.0	$74.3	$296.5	$320.9

Earned Premiums	$75.8	$77.9	$79.0	$79.7	$81.4	$82.3	$82.1	$80.4	$312.4	$326.2

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$31.4	$38.1	$37.9	$49.1	$30.9	$47.6	$43.1	$48.8	$156.5	$170.4
Catastrophe Losses and LAE	3.8	12.3	50.4	14.3	2.2	8.8	21.2	6.0	80.8	38.2
Prior Years:
Non-catastrophe Losses and LAE	(0.7)	1.5	(1.6)	(0.7)	(3.0)	(0.3)	(1.0)	(4.6)	(1.5)	(8.9)
Catastrophe Losses and LAE	(0.8)	(6.0)	(4.4)	(2.1)	(3.8)	(1.6)	(4.2)	(1.6)	(13.3)	(11.2)
Total Incurred Losses and LAE	$33.7	$45.9	$82.3	$60.6	$26.3	$54.5	$59.1	$48.6	$222.5	$188.5

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	41.5%	48.9%	48.0%	61.6%	38.0%	57.8%	52.5%	60.6%	50.1%	52.2%
Current Year Catastrophe Losses and LAE Ratio	5.0	15.8	63.8	17.9	2.7	10.7	25.8	7.5	25.9	11.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.9)	1.9	(2.0)	(0.9)	(3.7)	(0.4)	(1.2)	(5.7)	(0.5)	(2.7)
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	(7.7)	(5.6)	(2.6)	(4.7)	(1.9)	(5.1)	(2.0)	(4.3)	(3.4)
Total Incurred Loss and LAE Ratio	44.5%	58.9%	104.2%	76.0%	32.3%	66.2%	72.0%	60.4%	71.2%	57.8%

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Premiums
Net Premiums Written	$11.2	$12.6	$12.8	$11.4	$12.2	$14.0	$14.5	$12.7	$48.0	$53.4

Earned Premiums	$12.2	$12.6	$12.9	$13.2	$13.5	$13.8	$14.1	$13.9	$50.9	$55.3

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$6.8	$7.4	$6.8	$7.1	$6.7	$5.3	$6.4	$6.0	$28.1	$24.4
Catastrophe Losses and LAE	0.2	0.2	1.6	0.8	(0.1)	0.7	0.4	0.2	2.8	1.2
Prior Years:
Non-catastrophe Losses and LAE	(0.8)	(1.1)	(1.4)	(0.2)	0.5	(1.0)	(2.0)	(1.2)	(3.5)	(3.7)
Catastrophe Losses and LAE	—	(0.9)	(0.6)	(0.4)	(0.4)	—	(0.7)	—	(1.9)	(1.1)
Total Incurred Losses and LAE	$6.2	$5.6	$6.4	$7.3	$6.7	$5.0	$4.1	$5.0	$25.5	$20.8

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	55.8%	58.6%	52.8%	53.7%	49.6%	38.3%	45.5%	43.2%	55.2%	44.1%
Current Year Catastrophe Losses and LAE Ratio	1.6	1.6	12.4	6.1	(0.7)	5.1	2.8	1.4	5.5	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	(6.6)	(8.7)	(10.9)	(1.5)	3.7	(7.2)	(14.2)	(8.6)	(6.9)	(6.7)
Prior Years Catastrophe Losses and LAE Ratio	—	(7.1)	(4.7)	(3.0)	(3.0)	—	(5.0)	—	(3.7)	(2.0)
Total Incurred Loss and LAE Ratio	50.8%	44.4%	49.6%	55.3%	49.6%	36.2%	29.1%	36.0%	50.1%	37.6%

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Results of Operations
Earned Premiums:
Life	$96.0	$96.8	$97.2	$97.6	$97.8	$98.4	$98.6	$97.9	$387.6	$392.7
Accident and Health	36.5	37.1	36.2	38.8	40.2	40.7	40.3	40.2	148.6	161.4
Property	19.0	19.2	19.4	18.9	19.4	19.7	20.0	19.7	76.5	78.8
Total Earned Premiums	151.5	153.1	152.8	155.3	157.4	158.8	158.9	157.8	612.7	632.9
Net Investment Income	71.3	49.2	48.0	50.2	50.6	56.5	49.8	53.0	218.7	209.9
Other Income	0.5	0.4	—	—	0.1	—	0.1	—	0.9	0.2
Total Revenues	223.3	202.7	200.8	205.5	208.1	215.3	208.8	210.8	832.3	843.0
Policyholders’ Benefits and Incurred Losses and LAE	91.7	89.9	95.8	97.0	91.0	94.6	99.4	102.9	374.4	387.9
Insurance Expenses	80.4	81.4	80.3	73.9	78.5	85.5	78.2	76.0	316.0	318.2
Operating Profit	51.2	31.4	24.7	34.6	38.6	35.2	31.2	31.9	141.9	136.9
Income Tax Expense	(17.7)	(11.1)	(8.8)	(12.5)	(13.7)	(12.3)	(10.9)	(10.7)	(50.1)	(47.6)
Segment Net Operating Income	$33.5	$20.3	$15.9	$22.1	$24.9	$22.9	$20.3	$21.2	$91.8	$89.3

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Insurance Reserves:
Future Policyholder Benefits	$3,214.7	$3,202.5	$3,189.5	$3,173.8	$3,157.7	$3,146.7	$3,133.3	$3,119.4
Incurred Losses and LAE Reserves:
Life	38.8	38.7	39.4	42.6	37.6	33.1	34.3	35.0
Accident and Health	20.2	19.6	20.1	21.3	22.2	21.7	22.0	20.4
Property	4.5	4.3	5.3	5.6	5.3	4.7	5.7	8.0
Total Incurred Losses and LAE Reserves	63.5	62.6	64.8	69.5	65.1	59.5	62.0	63.4
Insurance Reserves	$3,278.2	$3,265.1	$3,254.3	$3,243.3	$3,222.8	$3,206.2	$3,195.3	$3,182.8

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Net Investment Income
Interest and Dividends on Fixed Maturities	$57.4	$56.1	$56.9	$57.0	$58.3	$59.5	$58.6	$59.1	$227.4	$235.5
Dividends on Equity Securities	34.1	7.7	10.8	7.3	8.9	11.3	9.0	8.8	59.9	38.0
Equity Method Limited Liability Investments	(0.7)	4.9	1.3	3.5	6.5	7.7	3.6	8.6	9.0	26.4
Fair Value Option Investments	(1.3)	0.3	0.3	—	—	—	—	—	(0.7)	—
Short-term Investments	0.1	0.1	0.2	0.2	0.1	—	—	—	0.6	0.1
Real Estate	2.9	3.1	2.9	3.2	3.1	3.7	6.6	7.4	12.1	20.8
Loans to Policyholders	5.2	5.2	5.0	5.1	5.1	5.0	4.8	4.9	20.5	19.8
Other	0.1	—	—	—	—	—	—	—	0.1	—
Total Investment Income	97.8	77.4	77.4	76.3	82.0	87.2	82.6	88.8	328.9	340.6
Investment Expenses:
Real Estate	2.7	3.1	2.7	2.8	3.0	3.0	6.0	6.3	11.3	18.3
Other Investment Expenses	2.0	2.0	2.1	2.4	2.1	1.8	2.0	1.7	8.5	7.6
Total Investment Expenses	4.7	5.1	4.8	5.2	5.1	4.8	8.0	8.0	19.8	25.9
Net Investment Income	$93.1	$72.3	$72.6	$71.1	$76.9	$82.4	$74.6	$80.8	$309.1	$314.7
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$2.0	$0.2	$0.4	$4.4	$1.3	$2.5	$1.4	$25.7	$7.0	$30.9
Losses on Sales	(0.2)	—	—	—	(0.4)	—	—	—	(0.2)	(0.4)
Equity Securities:
Gains on Sales	21.4	7.9	3.0	0.8	19.9	0.7	0.8	0.4	33.1	21.8
Losses on Sales	(2.0)	—	—	—	(0.2)	(0.2)	—	(0.1)	(2.0)	(0.5)
Equity Method Limited Liability Investments:
Gains on Sales	—	—	—	—	—	2.3	0.2	—	—	2.5
Real Estate:
Gains on Sales	—	—	—	—	—	43.6	—	0.6	—	44.2
Losses on Sales	—	—	—	(0.2)	—	—	—	—	(0.2)	—
Other Investments:
Gain on Sale of Subsidiary	—	—	—	1.6	—	—	—	—	1.6	—
Gains on Sales	—	—	—	—	—	—	—	0.1	—	0.1
Losses on Sales	—	—	(0.1)	—	—	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains	(0.2)	(0.1)	0.2	—	0.2	0.2	—	0.2	(0.1)	0.6
Net Realized Gains on Sales of Investments	$21.0	$8.0	$3.5	$6.6	$20.8	$49.1	$2.3	$26.9	$39.1	$99.1
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(0.1)	$(2.2)	$(3.1)	$(0.3)	$(5.9)	$(2.2)	$(0.5)	$(1.7)	$(5.7)	$(10.3)
Equity Securities	(4.0)	(1.6)	(1.0)	(0.5)	(1.7)	(1.2)	(0.5)	(0.2)	(7.1)	(3.6)
Real Estate	(2.4)	—	—	—	—	—	—	—	(2.4)	—
Net Impairment Losses Recognized in Earnings	$(6.5)	$(3.8)	$(4.1)	$(0.8)	$(7.6)	$(3.4)	$(1.0)	$(1.9)	$(15.2)	$(13.9)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Dec 31, 2014		Dec 31, 2013		Dec 31, 2012
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$345.5	5.4%	$362.2	5.9%	$428.9	6.6%
States and Political Subdivisions	1,477.1	22.9	1,361.0	22.1	1,401.4	21.7
Corporate Securities:
Bonds and Notes	2,878.5	44.7	2,793.7	45.4	2,993.4	46.3
Redeemable Preferred Stocks	6.7	0.1	7.4	0.1	32.6	0.5
Collaterized Loan Obligations	64.4	1.0	44.7	0.7	—	—
Other Mortgage- and Asset-backed	5.4	0.1	6.0	0.1	3.9	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,777.6	74.2	4,575.0	74.3	4,860.2	75.2
Equity Securities Reported at Fair Value:
Preferred Stocks	109.5	1.7	110.2	1.8	100.5	1.6
Common Stocks	133.8	2.1	189.5	3.1	154.2	2.4
Other Equity Interests:
Exchange Traded Funds	202.7	3.1	124.9	2.0	125.9	1.9
Limited Liability Companies and Limited Partnerships	186.2	2.9	173.9	2.8	141.3	2.2
Subtotal Equity Securities Reported at Fair Value	632.2	9.8	598.5	9.7	521.9	8.1
Equity Method Limited Liability Investments	184.8	2.9	245.1	4.0	253.0	3.9
Fair Value Option Investments	53.3	0.8	—	—	—	—
Short-term Investments at Cost which Approximates Fair Value	342.2	5.3	284.7	4.6	327.5	5.1
Other Investments:
Loans to Policyholders at Unpaid Principal	283.4	4.4	275.4	4.5	266.3	4.1
Real Estate at Depreciated Cost	160.9	2.5	167.1	2.7	226.2	3.5
Trading Securities at Fair Value	4.9	0.1	5.0	0.1	4.5	0.1
Other	0.4	—	0.5	—	0.5	—
Subtotal Other Investments	449.6	7.0	448.0	7.3	497.5	7.7
Total Investments	$6,439.7	100.0%	$6,151.3	100.0%	$6,460.1	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,249.3	68.0%	$3,128.1	68.4%	$3,319.1	68.3%
BBB	1,156.4	24.2	1,119.9	24.5	1,199.0	24.7
BB, B	166.7	3.5	144.6	3.1	158.9	3.2
CCC or Lower	205.2	4.3	182.4	4.0	183.2	3.8
Total Investments in Fixed Maturities	$4,777.6	100.0%	$4,575.0	100.0%	$4,860.2	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.9		6.8		7.1

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Dec 31, 2014		Dec 31, 2013		Dec 31, 2012
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,247.4	19.4%	$1,196.9	19.5%	$1,371.1	21.2%
Finance, Insurance and Real Estate	785.6	12.2	767.9	12.5	780.8	12.1
Transportation, Communication and Utilities	312.9	4.9	306.7	5.0	289.2	4.5
Services	305.0	4.7	277.5	4.5	298.6	4.6
Mining	139.7	2.2	143.1	2.3	143.4	2.2
Retail Trade	74.5	1.2	75.6	1.2	66.5	1.0
Wholesale Trade	69.7	1.1	60.7	1.0	57.8	0.9
Agriculture, Forestry and Fishing	15.3	0.2	18.8	0.3	19.2	0.3
Other	4.9	0.1	4.6	0.1	3.3	0.1
Total Fair Value of Non-governmental Fixed Maturities	$2,955.0	46.0%	$2,851.8	46.4%	$3,029.9	46.9%

		Dec 31, 2014
Ten Largest Investment Exposures [1]		Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas		$96.7	1.5%
Ohio		79.4	1.2
Michigan		68.7	1.1
Florida		65.1	1.0
Georgia		64.2	1.0
Colorado		60.2	0.9
Wisconsin		59.9	0.9
Equity Securities - Other Equity Interests:
Vanguard Total Stock Market ETF	70,300,000	70.3	1.1
iShares® Core S&P 500 ETF		53.4	0.8
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC		63.5	1.0
Total		$681.4	10.5%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at December 31, 2014.

Kemper Corporation Municipal Bonds (excluding Pre-refunded Bonds) (Unaudited)

	Dec 31, 2014
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$30.9	$18.6	$47.2	$96.7	6.9%	1.5%
Ohio	40.7	4.9	33.8	79.4	5.7	1.2
Michigan	37.8	—	30.9	68.7	4.9	1.1
Florida	52.6	—	12.5	65.1	4.7	1.0
Georgia	49.5	5.6	9.1	64.2	4.6	1.0
Colorado	—	15.8	44.4	60.2	4.3	0.9
Wisconsin	51.5	7.0	1.4	59.9	4.3	0.9
Arkansas	53.1	—	—	53.1	3.8	0.8
New York	6.4	—	41.0	47.4	3.4	0.7
Washington	15.8	0.3	29.5	45.6	3.3	0.7
North Carolina	17.8	1.9	22.9	42.6	3.1	0.7
Louisiana	16.8	0.2	24.2	41.2	3.0	0.6
Utah	28.7	1.6	10.8	41.1	3.0	0.6
Oregon	31.0	—	1.1	32.1	2.3	0.5
Virginia	—	19.4	11.5	30.9	2.2	0.5
Connecticut	25.2	—	5.4	30.6	2.2	0.5
Minnesota	27.0	—	3.5	30.5	2.2	0.5
Nevada	22.7	7.3	—	30.0	2.2	0.5
Indiana	—	—	28.8	28.8	2.1	0.4
Mississippi	24.7	—	3.1	27.8	2.0	0.4
Delaware	17.7	—	9.7	27.4	2.0	0.4
Massachusetts	—	—	26.6	26.6	1.9	0.4
New Jersey	—	5.6	20.2	25.8	1.9	0.4
South Carolina	20.4	3.2	—	23.6	1.7	0.4
Maryland	—	18.3	3.7	22.0	1.6	0.3
Tennessee	4.6	7.6	9.5	21.7	1.6	0.3
Missouri	—	—	19.3	19.3	1.4	0.3
Iowa	—	—	17.5	17.5	1.3	0.3
California	0.4	—	17.1	17.5	1.3	0.3
Kentucky	—	1.1	16.0	17.1	1.2	0.3
Idaho	3.2	7.6	5.5	16.3	1.2	0.3
Arizona	—	—	16.3	16.3	1.2	0.3
Rhode Island	10.9	—	5.1	16.0	1.1	0.2
Pennsylvania	11.6	2.5	1.3	15.4	1.1	0.2
Illinois	—	5.6	9.4	15.0	1.1	0.2
Hawaii	14.8	—	—	14.8	1.1	0.2
Nebraska	—	7.0	5.4	12.4	0.9	0.2
District of Columbia	—	—	12.2	12.2	0.9	0.2
Alabama	6.2	—	5.7	11.9	0.9	0.2
All Other States	22.6	—	44.4	67.0	4.8	1.0
Total (1)	$644.6	$141.1	$606.0	$1,391.7	100.0%	21.6%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Dec 31, 2014	Dec 31, 2014	Dec 31, 2013
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Distressed Debt	$—	$93.0	$126.1
Secondary Transactions	17.7	48.9	54.0
Mezzanine Debt	15.0	27.0	46.0
Growth Equity	—	5.3	7.8
Senior Debt	4.9	5.0	7.5
Leveraged Buyout	0.1	3.9	3.7
Other	—	1.7	—
Total Equity Method Limited Liability Investments	37.7	184.8	245.1
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	61.9	69.7	63.8
Senior Debt	17.7	21.4	15.0
Distressed Debt	1.6	18.2	14.4
Secondary Transactions	12.5	15.6	13.7
Hedge Fund	—	9.1	12.5
Leveraged Buyout	2.5	8.0	9.9
Real Estate	—	—	6.3
Other	1.7	44.2	38.3
Total Reported as Other Equity Interests at Fair Value	97.9	186.2	173.9
Reported as Fair Value Option Investments:
Hedge Fund	—	53.3	—
Total Investments in Limited Liability Companies and Limited Partnerships	$135.6	$424.3	$419.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Income from Continuing Operations the after-tax impact of 1) Net Realized Gains on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income from Continuing Operations.
The Company believes that Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.
A reconciliation of Consolidated Net Operating Income to Income from Continuing Operations is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Consolidated Net Operating Income	$53.9	$2.1	$9.6	$31.5	$46.3	$38.9	$31.7	$42.3	$97.1	$159.2
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	13.6	5.2	2.4	4.2	13.5	31.9	1.5	17.5	25.4	64.4
Net Impairment Losses Recognized in Earnings	(4.2)	(2.5)	(2.7)	(0.5)	(5.0)	(2.2)	(0.7)	(1.2)	(9.9)	(9.1)
Income from Continuing Operations	$63.3	$4.8	$9.3	$35.2	$54.8	$68.6	$32.5	$58.6	$112.6	$214.5

Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income Per Unrestricted Share-basic to Income from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2014	Dec 31, 2013
Consolidated Net Operating Income Per Unrestricted Share	$1.02	$0.04	$0.18	$0.56	$0.83	$0.69	$0.55	$0.72	$1.79	$2.79
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.26	0.10	0.04	0.08	0.24	0.56	0.02	0.30	0.47	1.12
Net Impairment Losses Recognized in Earnings	(0.08)	(0.05)	(0.05)	(0.01)	(0.09)	(0.04)	(0.01)	(0.02)	(0.18)	(0.16)
Income from Continuing Operations Per Unrestricted Share	$1.20	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$2.08	$3.75

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense (including write-offs of long-lived assets) Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years with the Insurance Expense (including write-offs of long-lived assets) Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.